UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):  September 25, 2006

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	June ’06	July ’06	Aug ’06
Process Management	+15 to +20	>20+	+20
Industrial Automation	+10 to +15	+15	+10 to +15
Network Power	>20+	+15 to +20	+10 to +15
Climate Technologies	>20+	>20+	+10
Appliance and Tools	+5 to +10	+5 to +10	+5 to +10
Total Emerson	+15 to +20	+15 to +20	+10 to +15

August 2006 Order Comments:

Order growth maintained a double-digit pace for the 3 months ended in August.  Favorable currency exchange rates contributed approximately 2 percentage points to the increase.

Process Management orders remained strong across the segment.  Project bookings were strong in the North American power market and the Middle East gas market.

Orders for Industrial Automation remained strong driven by a favorable global capital spending environment.  The growth for this segment was broad based with particular strength from the power generating alternator and electronic drives businesses.

Network Power order growth remained at high levels driven by the power systems, embedded power and inbound power businesses.  Order growth moderated compared to July due to continued tougher comparisons and a deceleration in North American telecommunications orders.

Climate Technologies order growth moderated compared to July as the domestic residential air-conditioning business moved out of the primary cooling season and into a period of more difficult comparisons. The refrigeration business continued to have solid growth.

Appliance and Tools order growth remained solid driven by strength from the tools and storage businesses and moderate growth from the motors business.

Upcoming Investor Events

September 29, 2006 – Prudential Financial Conference

Location: Mt. Snow, Vermont
Time: 7:30 a.m. to 8:30 a.m. EDT

Presenter: David N. Farr, Chairman, Chief Executive Officer and President

Presentation:  Will be posted at the presentation starting time in the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial.

The presentation will be available for approximately one week at the same location on the Web site.

On Tuesday, November 7, 2006, Emerson will issue the Company’s fourth quarter and fiscal year 2006 results. Emerson senior management will discuss the results during an investor conference call that will be held the same day. The call will begin at 4:30 p.m. Eastern Standard Time (3:30 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

Updates and further details of these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: September 25, 2006	By:	/s/ Timothy G. Westman
Timothy G. Westman Associate General Counsel and Assistant Secretary